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                                                                     Exhibit 23




                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90805) of our report dated March 10, 2000, with respect to the audited financial statements of Teltran International Group, Ltd.. included in its Annual Report on Form 10-KSB for the year ended December 31, 1999.

                                         /s/ LIEBMAN GOLDBERG & DROGIN LLP

                                             LIEBMAN GOLDBERG & DROGIN LLP


GARDEN CITY, NY
April 10, 2000